SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  June 12, 2002
                Date of Report (Date of earliest event reported)



                        Factory Card & Party Outlet Corp.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      333-21859               36-3652087
------------------------------    --------------------    ----------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)



                   2727 Diehl Road, Naperville, Illinois 60563
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (630) 579-2000
                         -------------------------------
                         (Registrant's telephone number)

Item 4.   Changes in Registrant's Certifying Accountant.

     On June 12, 2002, the Board of Directors of Factory Card & Party Outlet Corp. ("the Company") upon the recommendation of the Audit Committee dismissed KPMG LLP ("KPMG") as the Company's independent public accountants and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's independent public accountants for the fiscal year ending February 1, 2003.

     The audit reports of KPMG on the Company's consolidated financial statements as of and for the fiscal years ended February 2, 2002 and February 3, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG's report on the consolidated financial statements of Factory Card Outlet Corp. and subsidiary as of and for the fiscal year ended February 3, 2001, contained a separate paragraph stating that "in March 1999 the Company filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. In addition, the Company's results reflect continued net losses. These matters raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     In connection with the audits for the fiscal years ended February 2, 2002 and February 3, 2001 and through the date hereof, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the period mentioned in the prior sentence.

     The Company provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of KPMG's letter, dated June 12, 2002, stating its agreement with such statements.

     During the fiscal years ended February 2, 2002 and February 3, 2001 and through the date hereof, except for discussions after May 20, 2002 relating to the Company's fresh-start reporting, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Exhibits

          16.1 Letter from KPMG LLP to be filed with Securities and Exchange Commission with this document dated June 12, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FACTORY CARD & PARTY OUTLET CORP.


                                 /s/ James D. Constantine
                                 -----------------------------------------------
                                 James D. Constantine
Dated:  June 13, 2002            Executive Vice President and
                                 Chief Financial and Administrative Officer

                                  EXHIBIT INDEX





     Exhibit
       No.                               Description
     -------                             -----------

      16.1 Letter from KPMG LLP to be filed with Securities and Exchange Commission with this document dated June 12, 2002.

                                                                    Exhibit 16.1





June 12, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

     We were previously principal accountants for Factory Card & Party Outlet Corp. (the "Company") and under the date of March 22, 2002, except as to note 12, which is as of April 8, 2002, we reported on the consolidated financial statements of Factory Card Outlet Corp. as of and for the fiscal years ended February 2, 2002 and February 3, 2001. On June 12, 2002, our appointment as principal accountants was terminated. We have read the first four paragraphs of
Item 4 included in the Form 8-K dated June 12, 2002, of the Company and we agree with such statements, except that we are not in a position to agree or disagree with the reference to the approval by the Company's Board of Directors of its Audit Committee's recommendation to appoint Deloitte & Touche LLP as the Company's independent public accountants.

                                             Very truly yours,



                                             /s/ KPMG LLP
                                             ------------------
                                             KPMG LLP

Copy to:

James D. Constantine
Executive Vice President and
Chief Financial and Administrative Officer